Pursuant to Rule 497(e)

Registration No. 033-8021

SUNAMERICA EQUITY FUNDS

SunAmerica International Equity Fund

SunAmerica International Small-Cap Fund

Supplement Dated September 4, 2007

to the Prospectus Dated January 29, 2007, as supplemented

February 27, 2007, March 7, 2007 and March 21, 2007

In the section of the Prospectus entitled “Shareholder Account Information,” under the heading “Redemption Fee” on page 30, the second sentence in the first paragraph is hereby deleted and replaced with the following:

“The redemption fee does not apply to: (i) shareholders who have elected to participate in the Systematic Withdrawal Plan maintained by the Funds as described on page 31; (ii) redemptions by other funds that invest in the Funds and that are advised and/or administered by AIG SunAmerica and certain of its affiliates; and (iii) redemptions in certain employer-sponsored benefit plans, if approved in writing by AIG SunAmerica. While the redemption fee may not apply to certain plan participant redemptions from a retirement plan (e.g., as a result of a distribution, loan, in-service withdrawals, plan terminations, etc.), the fee may still be applied to certain exchanges out of a Fund that are made through your plan. If you hold shares through a retirement plan, you should contact AIG SunAmerica or your plan recordkeeper to determine which of your transactions are subject to redemption fees.”

Also on page 30, under the same section and heading as above, the second sentence in the second paragraph is hereby deleted and replaced with the following:

“Certain financial intermediaries may apply different or additional redemption fees or waivers to accounts held with them and may also impose additional limits or restrictions on trading in the Funds in connection with their market timing policies, including limitations or restrictions on the frequency of purchases or exchanges into a Fund after redeeming or exchanging out of the Fund.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP4-EFPRO-8/07 (Int’lFunds)